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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                         Date of Report: August 18, 1998





                              Collagen Corporation
             (Exact name of Registrant as specified in its charter)



                                     0-10640
                            (Commission File Number)

        Delaware                                       94-2300486
(State or other jurisdiction of                     (I.R.S. Employer
incorporation or organization)                      Identification No.)




                              1850 Embarcadero Road
                               Palo Alto, CA 94303
               (Address of principal executive offices) (Zip code)


                                 (650) 856-0200
              (Registrant's telephone number, including area code)


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Item 2.  Acquisition or Disposition of Assets

         On August 12, 1998, Collagen Corporation announced that at a special meeting of stockholders, the Company's proposal to spin-off Cohesion Technologies, Inc. in a one-for-one distribution of common stock to Collagen Corporation stockholders was approved, and that the spin-off would move ahead as planned.

         The full text of the press release is set forth in Exhibit 20.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a), (b) It is impracticable for the Registrant to provide the required pro forma financial information as of the filing of this report. The required pro forma financial information will be filed in accordance with Item 7(a)(4) of the Instructions to Form 8-K, in the timeframe required by such Item.

         (c)      Exhibits.
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                  20       Press release of the Company dated August 12, 1998.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                           COLLAGEN CORPORATION
                              (Registrant)



Date:  August 25,1998      By:   /s/ Norman L. Halleen
                                    ---------------------------------------
                                    Norman L. Halleen
                                    Vice President, Finance and Chief Financial
                                    Officer (Principal Financial and Accounting
                                    Officer)

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                                INDEX TO EXHIBITS



 Exhibit
 Number            Description
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  20                Press release of the Company, dated August 12, 1998.


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